UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1914

December 5, 2002
(Date of Report – Date of Earliest Event Reported)

COLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12814	34-1453189

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification)

5915 Landerbrook Drive, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(Zip Code)

(440) 449-4100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Item 5. Other Events

     Cole National Corporation (NYSE: CNJ) announced today that Ron Eilers, President and Chief Operating Officer of Deluxe Corporation (NYSE: DLX), has been appointed to its Board of Directors.

     Cole National Corporation issued a press release on December 5, 2002 announcing this event, a copy of which is attached as Exhibit 99.1 hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE NATIONAL CORPORATION

Date: December 6, 2002	By:	/s/Lawrence E. Hyatt Name: Lawrence E. Hyatt Title: Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release dated December 5, 2002

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